PROXY STATEMENT PURSUANT TO SECTION 14(a)
              OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
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        permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        PATRIOT BANK CORP.
         (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement
                    if other than Registrant)

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                        PATRIOT BANK CORP.
                     High & Hanover Streets
                  Pottstown, Pennsylvania 19464
                         (610) 323-1500

                         March 20, 2003

Fellow Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Patriot Bank Corp. (the
"Company") that will be held on April 24, 2003, at 3:30 p.m., Eastern Standard Time, at Brookside, Prospect and Adams Streets,
Pottstown, Pennsylvania.

The matters to be acted upon at the meeting are:

(a)     The election of one director (Matter No. 1).

(b) The ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003 (Matter No. 2).

(c) To transact any other business properly coming before the meeting and any adjournments, including whether or not to adjourn the meeting.

Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors for 2002, will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

For the reasons set forth in the proxy statement, the Board unanimously recommends that you vote "FOR" the nominee for director specified under Matter No. 1 and "FOR" ratification of the appointment of KPMG LLP as specified under Matter No. 2.

Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated because a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business.

On behalf of the Board of Directors and all of the employees of the Company, we thank you for your continued interest and support. We look forward to seeing you at the Annual Meeting.

                              Sincerely yours,



                              /s/ James B. Elliott
                              ----------------------------------
                              James B. Elliott
                              Chairman of the Board



                              /s/ Richard A. Elko
                              ---------------------------------
                              Richard A. Elko
                              President and
                              Chief Executive Officer


                        PATRIOT BANK CORP.
                      High & Hanover Streets
                  Pottstown, Pennsylvania 19464
                         (610) 323-1500

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   To Be Held on April 24, 2003

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Patriot Bank Corp. (the "Company") will be held on April 24, 2003, at 3:30 p.m., Eastern Standard Time, at Brookside, Prospect and Adams Streets, Pottstown, Pennsylvania.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

1. The election of one director for a term of three years or until his successor is elected and qualified (Matter
     No. 1).

2. The ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003 (Matter No. 2).

3. Any other business properly coming before the meeting and any adjournments, including whether or not to adjourn the meeting.

The Board of Directors has established March 3, 2003, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the common stock of the Company as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Patriot Bank (the "Bank"), High & Hanover Streets, Pottstown, Pennsylvania, for a period of ten days prior to the Annual Meeting and also will be available at the Annual Meeting.

                              By Order of the Board of Directors


                              /s/ Diane M. Davidheiser
                              --------------------------
                              Diane M. Davidheiser
                              Secretary

Pottstown, Pennsylvania
March 20, 2003



                        PATRIOT BANK CORP.

                         PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                         APRIL 24, 2003

Solicitation and Voting of Proxies

This proxy statement is being furnished to shareholders of Patriot Bank Corp. (the "Company" or "Patriot") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on April 24, 2003, at 3:30 p.m. at Brookside, Prospect and Adams Streets, Pottstown, Pennsylvania, and at any adjournments thereof. The 2002 Annual Report to Shareholders, including consolidated financial statements for the year ended
December 31, 2002, accompanies this proxy statement, which is first being mailed to recordholders on or about March 20, 2003.

A majority of the outstanding shares of the Company must be present in person or by proxy at the Annual Meeting in order to have a quorum for the transaction of business. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominee for director named in this proxy statement and "FOR" the ratification of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

The Company will pay the cost of solicitation of proxies on behalf of management. Proxies also may be solicited personally or by telephone by directors, officers and other employees of the Company without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

The securities that may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"). Except as described below regarding voting by holders of more than 10% of the outstanding Common Stock, each share entitles its owner to one vote on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

The close of business on March 3, 2003, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,136,577 shares.

As provided in the Company's articles of incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, or persons acting in concert with, such person or entity. The Company's articles of incorporation authorize the Board of Directors to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's articles of incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

As to the election of the director, the proxy card provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee proposed. Under Pennsylvania law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either:
(i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee proposed is withheld.

As to the approval of KPMG LLP as independent auditors of the Company, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's bylaws, unless otherwise required by law, this matter and all other matters that may properly come before the Annual Meeting shall be determined by a majority of the votes cast, without regard to either: (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Proxies solicited hereby will be returned to the Company's transfer agent, Registrar and Transfer Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.



Information Concerning Patriot's Governance Policies, Practices and Procedures

In order to proactively comply with the requirements of the Sarbanes-Oxley Act of 2002 and the proposed new listing standards of the National Association of Securities Dealers, Inc., applicable to its subsidiary, the Nasdaq Stock Market, Inc. (the "NASDAQ"), in advance of any requirement to do so, Patriot took the following actions to further enhance its corporate governance:

     -  The Board of Directors reduced to writing and formalized
        Patriot's Corporate Governance Guidelines, which
        Patriot's Board had historically operated under, and has posted the Guidelines on Patriot's website at www.patriotbank.com.

     - The Board of Directors, with the assistance of outside legal counsel, evaluated the independence of each of its members under the NASDAQ's current and proposed listing standards, and concluded that each non-management director is independent.

     - The Board of Directors, with the assistance of outside legal counsel, evaluated the independence of each member of the Audit Committee of the Board under the Sarbanes-Oxley Act and the NASDAQ's current and proposed listing standards applicable to Audit Committee members, and concluded that each member of the Committee is independent.

     - The Board of Directors, with the assistance of outside legal counsel, determined that Russell J. Kunkel qualifies as an Audit Committee "financial expert" as contemplated under the Sarbanes-Oxley Act of 2002.

     - The Board of Directors adopted a revised Code of Conduct and Ethics.

     - The Board of Directors, in an effort to assure that its senior officers who are primarily responsible for gathering and compiling financial information and presenting it to the public on a full, fair and timely basis recognize and accept their responsibility, adopted a new Code of Ethics for Senior Financial Officers, and those officers have pledged to observe the requirements of the Code.

     -  Each of Patriot's Audit Committee, Nominating Committee,
        Personnel Compensation/Benefits Committee and Corporate
        Governance and Ethics Committee either reviewed and updated or adopted a new charter.

     - Patriot's Audit Committee reaffirmed its responsibility of retaining, compensating, evaluating and overseeing
        Patriot's independent auditors and approving all audit and non-audit services.

     - The Audit Committee expanded its policy regarding the review of earnings releases and the release of financial information provided to analysts or investors.

     - The Audit Committee adopted a policy regarding the anonymous and confidential submission of auditing and accounting concerns.

Patriot's Corporate Governance Guidelines formalized a number of Board policies that were in effect for many years, enhanced these policies and adopted new policies in an effort to proactively comply with the NASDAQ's proposed listing standards and the Sarbanes-Oxley Act of 2002, including the following:

     - The Board is composed of at least a majority of directors who, in the business judgment of the Board, meet the criteria for independence required by NASDAQ and all other applicable legal requirements.

     - No director may be nominated to a new term if he or she would be age 70 or older at the time of the election.

     -  Board members are not subject to term limits.

     -  Directors are not entitled to tenure rights.

     - Directors who materially change non-Patriot responsibilities they held when they were elected to the Board should volunteer to resign from the Board, and the Board through the Corporate Governance and Ethics
        Committee should review the continued appropriateness of Board membership under the circumstances.

     - No director may serve on any other public company boards unless such service is approved by the Board.

     - Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

     - Board members are expected to review in advance of any meeting the information and data distributed in writing to members before the meeting.

     - Patriot's non-management directors meet in executive sessions.

     - The Board meets at least once each year, over a two-day period, in addition to regular board meetings, with Patriot's executive management team to review Patriot's business plans, discuss corporate strategy and evaluate Patriot's position in the market.

     -  Committee members are ratified by the Board.

     - Directors have full and free access to officers and employees of Patriot.

     - The Audit Committee has the power to hire independent legal, accounting, financial or other advisors, as applicable, at Patriot's expense, without the approval of management.

     - All directors participate in continuing education programs sponsored by Patriot throughout the year, including programs addressing legal, financial, regulatory and industry specific topics.

     - The Nominating Committee is required to receive comments from all directors and report annually to the Board with an assessment of the Board's performance, which will be discussed with the full Board following the end of each year.

Descriptions of Patriot's Board committees which possess significant corporate governance responsibilities are set forth below.

     - Patriot's Audit Committee consists of four (4) directors, each of whom has been determined to be independent by Patriot's Board of Directors. The Committee is responsible for the appointment, compensation, oversight and termination of Patriot independent auditors. The Committee is required to pre-approve audit and all permissible non-audit services performed by the independent auditors. The Committee also assists the Board in providing oversight over the integrity of Patriot's financial statements, Patriot's compliance with applicable legal and regulatory requirements and the performance of Patriot's internal audit function. The Audit Committee is also responsible for, among other things, reporting to Patriot's Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in Patriot's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the Audit Committee also regularly evaluates the independent auditors' independence from Patriot and Patriot's management, including approving consulting and other legally permitted, non-audit services provided by Patriot's auditors and the potential impact of the services on the auditors' independence. The Committee also meets periodically with Patriot's independent auditors and Patriot's internal auditors outside of the presence of Patriot's management, and possess the authority to retain professionals to assist it with meeting its responsibilities without consulting with management. The Committee also reviews and discusses with management earnings releases, including the use of pro forma information, and financial information provided to analysts or investors. The Committee also discusses with management and the independent auditors the effect of accounting initiatives and off-balance sheet transactions. The Committee is also responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters.

     - Patriot's Nominating Committee consists of four (4) directors, each of whom has been determined to be independent by Patriot's Board of Directors. Patriot's bylaws provide for both shareholder and Board nomination of director candidates. The Committee is required to develop and recommend criteria for the selection of new directors to the Board, including but not limited to, diversity, age, skills, experience, time availability (including the number of other boards a director candidate sits on), NASDAQ listing standards and applicable federal and state laws and regulations, in the context of the needs of the Board and Patriot and such other criteria as the Committee shall determine to be relevant. The Committee is authorized to identify and recommend to the Board, consistent with Patriot's Corporate Governance Guidelines and Board determined criteria, potential nominees for submission to Patriot's shareholders for election as directors of Patriot or for election to fill vacancies on the Board. The Committee strives to identify, review and recommend only those nominees who appear to possess: (i) the highest personal and professional ethics, integrity and values;
        (ii) sufficient education and breadth of experience to understand, evaluate and suggest solutions to the many problems facing financial institutions in an increasingly competitive environment; (iii) a reasoned and balanced commitment to Patriot's social responsibilities; (iv) an interest in and the availability of time to be involved in Patriot's affairs over a sustained period; (v) the reputation and stature required to represent Patriot in the communities Patriot serves, as well as before Patriot's shareholders and other stakeholders; (vi) a willingness to objectively appraise management performance in the interest of Patriot and its stakeholders; (vii) an open mind on all policy issues affecting the overall interests of Patriot and its stakeholders; and (viii) willingness to participate only in other activities or interests that do not create a conflict, or the appearance of a conflict, with the director's responsibilities to Patriot and its stakeholders. The Committee's review of candidates is performed without regard to gender, race or religious affiliation. One of the objectives of this review is to have a Board that consists of members with a mix of skills, experiences and personalities that will foster, not only good decision making, but also the chemistry to create an environment encouraging active, constructive and informed participation among Board members. The Committee is required to annually recommend to the Board nominees for appointment to the committees of the Board.

     - Patriot's Corporate Governance and Ethics Committee, consists of four (4) directors, each of whom has been determined to be independent by Patriot's Board of Directors. The Committee monitors, oversees and reviews compliance by Patriot's directors, officers and employees with Patriot's Code of Conduct and Ethics, as well as certain other corporate governance related policies. Patriot's Code of Conduct and Ethics regulates potential conflicts of interest and transactions between Patriot and its affiliates, the possible misuse or abuse of confidential information by Patriot affiliates, and trading in Patriot's stock by Patriot affiliates. When exercising its authority, the Committee is required to consider Patriot's mission, vision and values, including the impact of its actions on Patriot's shareholders, customers, employees, the communities Patriot serves and its stakeholders. The Committee also is required to annually review Patriot's Code of Conduct and Ethics and to make recommendations to the Board with respect to modification. The Board adopted the Corporate Governance Guidelines in December 2002.

     - Patriot's Personnel Compensation/Benefits Committee consists of three (3) directors, each of whom has been determined to be independent by Patriot's Board of Directors. The Committee reviews and approves corporate goals and objectives regarding Chief Executive Officer (the "CEO") compensation, evaluates the CEO's performance in light of those goals and objectives, determines the CEO's compensation based on this evaluation, and, with respect to determining the long-term incentive component of CEO compensation, considers Patriot's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and other factors the Committee deems appropriate. The Committee also reviews and determines director compensation. In addition, the Committee reviews Patriot's executive compensation structure in an effort to ensure that executive compensation is:
        (i) competitive, and (ii) closely linked to Patriot's goals and objectives. The Committee also attempts to assure that such goals and objectives are clearly defined for Patriot's management team and that the interests of executive management are aligned, to the extent practicable, with the interests of Patriot's shareholders.



Security Ownership of Certain Beneficial Owners

The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Common Stock on the Record Date or as disclosed in reports regarding ownership filed by persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.


                        Name and Address of               Amount and Nature of         Percent
Title of Class          Beneficial Owner                  Beneficial Ownership         of Class
--------------          -------------------               --------------------         --------
Common Stock            Patriot Bank                           524,162(1)                 8.5%
                        Employee Stock Ownership
                        Plan ("ESOP")
                        High & Hanover Streets
                        Pottstown, PA 19464
Common Stock            James L. Leuthe                        369,079(2)                 6.0%
                        3730 Golf Course Road
                        Allentown, PA 18104
Common Stock            Jeffrey L. Gendell                     357,700                    5.8%
                        55 Railroad Avenue, 3rd Floor
                        Greenwich, CT 06830

(1) Shares of Common Stock were acquired by the ESOP in the 1995 conversion of Patriot Savings Bank (a predecessor of the Bank) from mutual to stock form. The Personnel Compensation/Benefits Committee of the Board of Directors administers the ESOP. Investors Trust Company is the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 31, 2002, 215,649 shares had been allocated under the ESOP and 308,513 shares remain unallocated. Unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) James L. Leuthe has executed an irrevocable proxy granting the Board of Directors the right to vote all shares of Common Stock beneficially owned by him. The Company has agreed with the Federal Deposit Insurance Corporation that it will vote such shares "FOR" and "AGAINST" each matter in the same percentage as all other outstanding shares of Common Stock are voted.

             PROPOSALS TO BE VOTED ON AT THE MEETING

                           MATTER NO. 1
                      ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of five directors and is divided into three classes. Each of the five members of the Board of Directors of the Company also presently serves as a director of the Bank. The Board of Directors has reviewed all relationships between the Company and each director including any affiliate or immediate family member of the director. This review included a review of all deposit and borrowing relationships with the Bank and a consulting arrangement between the Company and one director. Based on this review, the Board of Directors has determined that each non-employee director is independent of management.

Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

The nominee proposed for election at this Annual Meeting is Russell J. Kunkel. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between that person and the Company.

In the event that any nominee is unable to serve or declines to serve for any reason, the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the person named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominee proposed by the Board of Directors.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominee, Continuing Directors and Executive Officers

The following table sets forth, as of the Record Date, the names of the Nominee, Continuing Directors and Named Executive Officers (as defined below) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Company and the year in which their terms (or in the case of the nominee, his proposed term) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each Director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

                                                                                        Shares of
                                                                         Expiration    Common Stock
Name and Principal Occupation                                 Director   of Term as    Beneficially     Percent
at Present and for Past Five Years                      Age   Since(1)    Director    Owned(2)(3)(4)   of Class
----------------------------------                      ---   --------   ----------   --------------   --------
NOMINEE

Russell J. Kunkel                                        60      2000       2006          9,000         *
Director of the Company and the Bank.  Vice Chairman
of National Penn Bank from April 1996 to September
1997.  Vice Chairman of Meridian Bancorp, Inc. and
Meridian Bank from 1985 to 1995.


CONTINUING DIRECTORS

James A. Bentley, Jr.                                    44      1998       2005          44,540        *
Director of the Company and the Bank.  President,
Chief Executive Officer and owner of Bentley Graphic
Communications since 1989.

Richard A. Elko                                          41      1999       2005         182,430       2.9%
Director of the Company and the Bank.  President and
Chief Executive Officer of the Company and the Bank
since November 3, 2000.  Prior thereto, Executive
Vice President since December 1999 and Chief Financial
Officer of the Company and the Bank from January 1996
to December 1999.

James B. Elliott                                         62      1990       2004          68,285       1.1%
Chairman of the Board of the Company and the Bank
since July 1998.  President of Strategic Business
Concepts, Inc.  Prior thereto, Director of
Communications and Marketing for St. Joseph Medical
Center from 1994 to 1997.

Larry V. Thren                                           60      1992       2004          92,485       1.5%
Director of the Company and the Bank.  Vice President
of Human Resources and Support Services, Pottstown
Memorial Medical Center since 1988.
                                                                                        Shares of
                                                                         Expiration    Common Stock
Name and Principal Occupation                                 Director   of Term as    Beneficially     Percent
at Present and for Past Five Years                      Age   Since(1)    Director    Owned(2)(3)(4)   of Class
----------------------------------                      ---   --------   ----------   --------------   --------
NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Kevin R. Pyle                                            36       --         --           61,108          1.0%
Executive Vice President and Chief Lending Officer of
the Company and the Bank since February 2001.  Prior
thereto, Chief Credit Officer of the Bank since March
1996.

Joni S. Naugle                                           43       --         --           30,258            *
Executive Vice President and Chief Operating Officer
of the Company and the Bank since February 2001.
Prior thereto, Chief Operating Officer of the
Company and the Bank since December 1998, Senior
Vice President for Marketing and Retail Sales at
Sovereign Bank from 1979 to April 1998 and a
consultant from April 1998 to December 1998.

James G. Blume                                           37       --         --           21,680            *
Senior Vice President and Chief Financial Officer of
the Company and the Bank since February 2001.  Prior
thereto, Chief Financial Officer of the Company and
the Bank since December 1999, Corporate Controller of
the Company and the Bank from March 1997 to December
1999.

Stock ownership of all
Directors and Executive Officers
as a Group (9 persons)                                   --       --         --          518,041         8.4%

*    Represents less than one percent of the outstanding Common
     Stock.

(1) Includes years of service as a director of the Company's predecessor, the Bank.

(2) Each person effectively exercises sole (or shares with his spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3) Includes 2,524, 704, 1,000 and 5,000 shares awarded to Messrs. Bentley and Pyle, Ms. Naugle and Mr. Blume, respectively, under the Patriot Bank Corp. 1996 Stock-Based Incentive Plan (the "1996 Incentive Plan"). Stock awards granted under the 1996 Incentive Plan vest in five equal annual installments. However, recipients have the right to direct the voting of all awarded shares.

(4)  Includes 2,000, 15,538, 28,921 and 33,921 shares subject to options granted to directors Kunkel, Bentley, Elliott and Thren, respectively, that are exercisable within 60 days. Includes 108,112, 11,389, 13,833, 5,250 and 1,250 shares subject to options granted to officers Elko, Pyle, Naugle, Blume and Davidheiser, respectively, that are exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons owning ten percent or more of the Common Stock, to file in their personal capacity initial statements of beneficial ownership, statements of change in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission. Persons filing such beneficial ownership statements are required by SEC regulation to furnish the Company with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement. To the best of the Company's knowledge, there were no late filings during 2002.

Meetings of the Board of Directors and Committees of the Board of Directors

The Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. During 2002, the Board of Directors of the Company held fourteen (14) meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2002. The Board of Directors of the Company maintains committees, the composition of which are described below. For a more detailed description of the responsibilities of each committee see "Information Concerning Patriot's Governance Polices, Practices and Procedures."

Audit Committee.  The Audit Committee of the Company consists of
Messrs. Bentley, Elliott, Kunkel and Thren. The Audit Committee met five (5) times in 2002.

Nominating Committee. The Nominating Committee of the Company consists of Messrs. Bentley, Elliott, Elko and Thren. The
Nominating Committee met one (1) time in 2002.

Personnel Compensation/Benefits Committee.  The Personnel
Compensation/Benefits Committee of the Company consists of Messrs. Bentley, Elliott and Thren. The Personnel
Compensation/Benefits Committee met four (4) times in 2002.

Corporate Governance and Ethics Committee. The Corporate Governance and Ethics Committee consists of Messrs. Bentley, Elliott, Kunkel and Thren. The Committee was formed in 2002, and will hold its first meeting during the first quarter of 2003.

Executive Committee. The Executive Committee of the Company consists of Messrs. Bentley, Elliott, Elko and Thren. The Executive Committee is responsible for conducting the business of the Company in the absence of the entire Board of Directors. The Executive Committee met one (1) time in 2002.

Directors' Compensation

Outside director compensation is based on accepted practices of the banking industry, the Company's current size and scope of operation, level of personal risk, liability associated with directorship responsibilities and the need to pay a comparable remuneration to retain and attract qualified individuals.

Outside directors are paid an annual retainer of $18,000, in addition to $500 to attend each Board meeting and $100 to attend each committee meeting. The committee chairperson retainer is $3,000. Mr. Elliott receives an additional $25,000 annually as Chairman of the Board.

On November 1, 2000, James B. Elliott, the Company and the Bank entered into a Consultant Agreement. The Consultant Agreement was for a term of one year, and was extended for one additional six month term ending April 30, 2002. Mr. Elliott provided up to twenty (20) hours of consulting services per week and was paid at the rate of eighty-five dollars ($85.00) per hour.

On June 7, 1996, shareholders approved the 1996 Incentive Plan, under which all directors who are not also employees of the Company are eligible to receive stock awards and options to purchase Common Stock. Under the 1996 Incentive Plan, Messrs. Elliott and Thren were each granted non-statutory options to purchase 33,921 shares of Common Stock at an exercise price of $7.184, which was the fair market value of shares on the date of the grant, as adjusted for subsequent stock splits and stock dividends. On January 1, 1999, Mr. Bentley was awarded a non-statutory option to purchase 10,000 shares of Common Stock at an exercise price of $11.75 per share and on November 27, 2000, he was awarded a non-statutory option to purchase 18,845 shares of Common Stock at an exercise price of $6.1875 per share. On December 28, 2000, Mr. Kunkel was granted a non-statutory option to purchase 10,000 shares of Common Stock at an exercise price of $6.53 per share. On April 23, 2002, shareholders approved the 2002 Stock Option Plan, which provides that all non-employee directors are eligible to receive stock options to purchase Common Stock. Under the 2002 Stock Option Plan, Messrs. Bentley, Elliott, Kunkel and Thren were each granted non-statutory options to purchase 10,000 shares of Common Stock at an exercise price of $14.10. All options become exercisable in five equal annual installments, commencing one year from the date of grant, except that upon a change in control of the Company, all options immediately vest.

Compensation Committee Report on Executive Compensation

This report of the Personnel Compensation Benefits Committee (the "Committee") and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Under rules established by the SEC, the Company is required to provide certain information regarding the compensation and benefits provided to the Company's CEO and other executive officers of the Company. The disclosure requirements for the CEO and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

Compensation Policies

The Committee has established a policy for executive compensation, taking into account both subjective performance criteria and selected objective performance measures. The purpose of the policy is to: (i) provide compensation programs and opportunities which are competitive with other similar financial services companies; (ii) support the Company's goal setting and strategic planning process; (iii) motivate the executive management of the Company to achieve profit and other key goals of the institution, including but not limited to the Company's commitment to the communities it serves and to its employees, customers and investors; (iv) motivate the executive management to operate the Company in a safe and sound manner and in compliance with all pertinent governmental and regulatory requirements; and (v) minimize potential overhead by designating a significant portion of the annual compensation of executives as variable and performance oriented rather than fixed.

In determining an Executive Compensation Plan for 2002, the Committee of the Company established certain objectives for executive management which included the creation and execution of a strategic business plan, attaining certain financial goals based on net income, earnings per share, return on equity, return on assets, strengthening senior management, reaching certain volume goals for loans and core deposits, achieving certain asset quality targets, achieving certain customer satisfaction criteria, initiating several business objectives, and maintaining positive relationships with external constituents.

Additionally, the Company utilized a number of subjective elements as part of the decision making process regarding executive compensation. The individual skills and talents of the executive managers of the Company, including but not limited to, experience, leadership ability, planning and organizational skills, administrative talent, vision for the future and work ethic were given consideration in establishing executive compensation.

The performance of the Company for 2002 resulted in the following variable payments for Mr. Elko, as President and CEO. In May of 2002, the Committee granted a 51,347 share stock option to Mr. Elko, which vests over a five year period. As a result of the Company's 2002 financial performance and Mr. Elko's individual performance and achievement of certain specified goals within the strategic plan, the Committee awarded Mr. Elko a bonus payment of $116,566.

In the latter part of 2002, the Committee decided to undertake a complete review and analysis of the components of executive compensation at the Company. Working with a third-party executive compensation consultant, the committee reviewed the peer marketplace for similar financial services companies, reviewed base pay in this peer group, reviewed annual bonus formats, plans and formulas in this peer group, reviewed stock option programs and other types of long-term incentive and variable plans within the peer group, as well as a review of other components of executive compensation packages, including supplemental executive retirement plans and compensation deferral features. The Committee met several times and determined several items which were consistent with the policy for executive compensation. These items included a new compensation peer group of financial service companies which were similar in size and business models to Patriot and located in the mid-Atlantic region, a new base salary for Mr. Elko for 2003, a redesigned annual bonus program for Mr. Elko, including a threshold, target, and optimal Company performance targets for 2003, an affirmation of the 2002 Stock Option Plan with no anticipated grant to be made for Mr. Elko during 2003 and an affirmation of the current appropriateness of Mr. Elko's supplemental executive retirement plan benefit. Also included for future compensation opportunities is an optional deferral feature of base pay and annual bonus for Mr. Elko.

The Committee set Mr. Elko's 2003 base salary at $300,000 and established specific Company financial performance objectives and individual performance objectives under the 2003 Annual Bonus Plan for Mr. Elko. Mr. Elko's total base compensation target for 2003 will be at 100% of the total compensation peer for 2002 for the CEO position within the newly designed peer group. This peer group is not necessarily comprised of the same institutions used in the peer group for the stock performance graph.

                                     THE PERSONNEL COMPENSATION/
                                     BENEFITS COMMITTEE

                                     Larry V. Thren, Chairman
                                     James A. Bentley, Jr.
                                     James B. Elliott

Stock Performance Graph. The following graph shows a comparison of total shareholder return on the Common Stock, based on the market price of the Common Stock, with the cumulative total return of companies on The Nasdaq Stock Market (U.S.) Index and The Nasdaq Banking Index for the period beginning on January 1, 1998, through December 31, 2002.

                           [Graphic]

In the printed version of the document, a line graph appears that depicts the following plot points:

COMPARISON OF CUMULATIVE TOTAL RETURNS FOR PATRIOT BANK CORP.
COMMON STOCK, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE
NASDAQ BANKING INDEX.

                           [Summary]

Company/Index/Market                            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
--------------------                            --------   --------   --------   --------   --------   --------
Patriot Bank Corp. Common Stock..............    $100.00   $ 70.52    $ 66.58    $ 43.77    $ 71.83    $106.74
The Nasdaq Stock Market (U.S.) Index
  (Broad Market).............................    $100.00   $140.99    $261.48    $157.42    $124.89    $ 86.33
The Nasdaq Banking Index
  (Industry Index)...........................    $100.00   $ 99.36    $ 95.51    $108.95    $117.97    $120.61

Notes:

A. The lines represent annual index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighed daily, using the market capitalization on the previous trading day.

C. If the year-end is not a trading day, the preceding trading day is used.

D. The index level for all the series was set to $100.00 on December 31, 1997.

Summary Compensation Table. The following table shows, for the years ended December 31, 2002, 2001 and 2000, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the President and Chief Executive Officer, the Executive Vice President and Chief Lending Officer, the Executive Vice President and Chief Operating Officer and Senior Vice President and Chief Financial Officer ("Named Executive Officers").



                      Summary Compensation Table

                                       ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                      -------------------------  -------------------------------
                                                                          Awards        Payouts
                                                                  -------------------- ---------
                                                          Other
                                                          Annual   Restricted Securities
                                                          Compen-     Stock   Underlying   LTIP     All Other
                                       Salary     Bonus    ation     Awards   Options/SARs Payouts Compensation
Name and Principal Position(1)  Year   ($)(2)     ($)     ($)(3)      ($)(4)    (#)(4)     ($)(5)     ($)(6)
------------------------------  ----   ------    -----    -------  ----------   -------  -------  ------------
Richard A. Elko                 2002  $253,885  $116,566     --        --        51,347     --      $24,956
President, Chief Executive      2001  $233,269  $128,968     --        --          --       --      $15,893
Officer and Director            2000  $214,904     --        --        --          --       --      $12,458

Kevin R. Pyle                   2002  $175,000  $ 52,247     --        --        26,589     --      $23,395
Executive Vice President and    2001  $155,000  $ 60,397     --        --         5,000     --      $17,621
Chief Lending Officer           2000  $140,192  $  8,498     --        --          --       --      $12,753

Joni S. Naugle                  2002  $175,000  $ 52,247     --        --        28,833     --      $22,520
Executive Vice President and    2001  $175,000  $ 39,843     --        --         5,000     --      $12,985
Chief Operating Officer         2000  $169,231     --        --        --          --       --      $10,090

James G. Blume                  2002  $124,068  $ 39,392     --     $70,500      20,000     --      $17,969
Senior Vice President and       2001  $102,654  $ 38,128     --        --        10,000     --      $13,857
Chief Financial Officer         2000  $100,000  $  4,386     --        --          --       --      $10,841

(1) Mr. Elko was appointed President and Chief Executive Officer of the Company and the Bank on November 3, 2000. Mr. Pyle was appointed Chief Lending Officer of the Company and the Bank in March 1996. Ms. Naugle was appointed Chief Operating Officer of the Company and the Bank in December 1998. Mr. Blume was appointed Chief Financial Officer of the Company and the Bank in December 1999.

(2) Includes compensation deferred at the election of Messrs. Elko and Pyle, Ms. Naugle and Mr. Blume through the
     Company's 401(k) plan.

(3) There were no: (a) perquisites in excess of the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation,
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.

(4) In 2002, pursuant to the 1996 Incentive Plan, Mr. Blume was awarded 5,000 shares that had a market value of $70,500 on the date of grant and a market value of $76,850 at December 31, 2002. Stock awarded under the Incentive Plan vest in five equal annual installments on each anniversary of the effective date of the stock award.

5)   Includes 51,347, 26,589, 28,833 and 500 shares subject
     to options granted to Messrs. Elko, Pyle, Ms. Naugle and Mr. Blume, respectively, under the 2002 Stock Option Plan in 2002; of those amounts 6,347 of Mr. Elko's shares, 1,589 of Mr. Pyle's shares and 3,833 of Ms. Naugle's shares were immediately exercisable upon their grant. Includes 19,500 shares subject to options granted to Mr. Blume under the 1996 Incentive Plan in 2002. Includes 5,000, 5,000 and 10,000 shares subject to options granted to Mr. Pyle, Ms. Naugle and Mr. Blume, respectively, under the 1996
Incentive Plan in 2001. Except for those options described above which vest immediately, all options granted under both Plans become exercisable in five equal annual installments on each anniversary of the effective date of the grant.

(6) For 2002, 2001 and 2000, the Company had no long-term incentive plans in existence. Accordingly, there were no payments or awards under any long-term incentive plan.

(7)  Includes 908, 888, 798, and 691 shares allocated to
     Messrs. Elko and Pyle, Ms. Naugle and Mr. Blume, respectively, for 2002 pursuant to the ESOP with a market value of $13,956, $13,649, $12,265 and $10,621, respectively.  Includes $11,000, $9,746, $10,255 and $7,348 in matching and discretionary contributions by the Company to the Company's 401(k) plan during 2002 for Messrs. Elko and Pyle, Ms. Naugle and Mr. Blume, respectively. Includes 1,086, 1,050, 884 and 653 shares allocated to Messrs. Elko and Pyle, Ms. Naugle and Mr. Blume, respectively, for 2001 pursuant to the ESOP with a market value of $11,566, $11,183, $9,415 and $6,954, respectively. Includes $4,327,
     $6,438, $4,442 and $6,031 in matching and discretionary contributions by the Company to the Company's 401(k) plan during 2001 for Messrs. Elko and Pyle, Ms. Naugle and
     Mr. Blume, respectively.  Includes 835, 815, 717 and
     606 shares allocated to Messrs. Elko and Pyle, Ms. Naugle and Mr. Blume, respectively, for 2000 pursuant to the ESOP with a market value of $5,636, $5,501, $4,840 and $4,091, respectively.  Includes $6,822, $7,252, $5,250 and $6,750
     in matching and discretionary contributions by the Company and the Company's 401(k) plan during 2000 for Messrs. Elko and Pyle, Ms. Naugle, and Mr. Blume, respectively.

EMPLOYMENT AGREEMENTS

The Company and the Bank have entered into separate employment agreements with Mr. Elko. The employment agreements are intended to ensure that the Company and the Bank will be able to maintain a stable and competent management base. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of Mr. Elko.

The employment agreements provide for a three-year term for Mr. Elko. The terms of the Company's employment agreement shall be extended on a daily basis unless written notice of nonrenewal is given by the Board of the Company. The employment agreements provide that Mr. Elko's base salary will be reviewed annually. The current base salary for Mr. Elko is $300,000. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Company or the Bank for cause, as defined in the employment agreements, at any time. In the event the Company or the Bank chooses to terminate Mr. Elko's employment for reasons other than for cause, or in the event of Mr. Elko's resignation from the Company and the Bank upon: (i) failure to re-elect Mr. Elko to his current offices; (ii) a material change in Mr. Elko's functions, duties or responsibilities; (iii) a relocation of Mr. Elko's principal place of employment by more than 20 miles;
(iv) a material reduction in the benefits and perquisites provided to Mr. Elko; (v) liquidation or dissolution of the Company or the Bank; (vi) a breach of the agreement by the Company or the Bank; (vii) the refusal of the Company or the Bank to extend the agreement as described above; or (viii) the voluntary or involuntary termination following a change in control of the Company or the Bank, Mr. Elko or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the greater of: (a) the remaining payments due to Mr. Elko, or (b) three times Mr. Elko's average annual compensation as defined in the employment agreements. The Company and the Bank also would continue and pay for Mr. Elko's life, health and disability coverage for the remaining term of the agreement.

Any payments under the employment agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank. Under the employment agreements the Company and the Bank has agreed to pay to Mr. Elko such additional amount, if any, as is necessary, after the deduction of any applicable taxes, to pay any such excise tax imposed on Mr. Elko.

Payments to Mr. Elko under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payments to Mr. Elko under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by Mr. Elko pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Company or the Bank, respectively, if Mr. Elko is successful pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Company and the Bank shall indemnify Mr. Elko to the fullest extent allowable under federal and Pennsylvania law.

In February 2001, the Bank entered into employment agreements with Mr. Pyle, Ms. Naugle and Mr. Blume (individually, the "Executive") each having a term of three years (individually, an "Employment Agreement"). The Employment Agreement provides that, commencing on the first anniversary date and continuing on each anniversary date thereafter, the disinterested members of the Board of Directors of the Bank may extend the Employment Agreement for an additional year so that the remaining term shall be three years, unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The current base salaries for Mr. Pyle, Ms. Naugle and Mr. Blume are $185,000, $185,000 and $150,000, respectively. In addition to the base salary, the Employment Agreement provides for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The Employment Agreements of Mr. Pyle, Ms. Naugle and Mr. Blume provide for termination by the Bank for cause, as defined in the Employment Agreement, at any time. In the event the Bank chooses to terminate the Executive's full-time employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank upon: (i) failure to re-elect, appoint or reappoint the Executive to office; (ii) material change in the Executive's functions, duties or responsibilities which change would cause the Executive's position to become one of lesser responsibility, importance or scope, unless consented to by the Executive; (iii) a relocation of the Executive's principal place of employment by more than 20 miles; (iv) a material reduction in the benefits and perquisites provided to the Executive; (v) liquidation or dissolution of the Company or the Bank; (vi) a breach of the Employment Agreement by the Bank;
(vii) the refusal of the Bank to extend the term of the Employment Agreement; or (viii) the voluntary or involuntary termination of the Executive's employment following a change in control of the Company or the Bank, the Executive, or the Executive's beneficiary in the event of the Executive's death, would be entitled to receive an amount equal to the greater of:
(a) the remaining payments due to the Executive, or (b) three times the Executive's average annual compensation as defined in the Employment Agreement. The Bank also would continue and pay for the Executive's life, health and disability coverage for three years following the date of termination. Any amounts payable under the Employment Agreement resulting from termination of employment following a change in control would be reduced to the extent necessary to avoid such payments constituting an excess parachute payment under the Code.

1996 Incentive Plan. In 1996, shareholders approved the 1996 Stock-Based Incentive Plan under which directors and employees of the Company are eligible to receive stock option grants or restricted stock awards. The Company maintains the 1996 Stock-Based Incentive Plan, which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors.

2002 Stock Option Plan. In 2002, the directors and shareholders approved the Patriot Bank Corp. 2002 Stock Option Plan. The 2002 Stock Option Plan will provide certain employees of the Company and its subsidiaries with an opportunity to acquire Common Stock of the Company. The 2002 Stock Option Plan is designed to help the Company attract, retain and motivate certain employees and directors to make substantial contributions to the success of the Company's business and the businesses of its subsidiaries. Options will be granted under the 2002 Stock Option Plan based, among other things, on the participant's level of responsibility and performance within the Company and its affiliated companies.

The following table provides certain information with respect to the number of options to acquire shares of Common Stock granted to the Named Executive Officers in the year ended December 31, 2002.


              OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                             Potential Realizable
                                                                               Value at Assumed
                                                                               Annual Rates of
                                                                                 Stock Price
                                                                                 Appreciation
                                      Individual Grants                       for Option Term
                  -----------------------------------------------------------
                  Number of           % of
                  Securities     Total Options/
                  Underlying      SARs Granted    Exercise or
Name              Options/SARs    to Employees     Base Price   Expiration
                  Granted (#)    in Fiscal Year      ($/sh)        Date        5%($)      10%($)
Richard A. Elko      51,347           40.5%         $14.10       May 2012   $455,315  $1,153,858
Kevin R. Pyle        26,589           21.0%         $14.10       May 2012   $235,776  $  597,502
Joni S. Naugle       28,833           22.7%         $14.10       May 2012   $255,674  $  647,929
James G. Blume       20,000           15.8%         $14.10       May 2012   $177,348  $  449,435

The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers at December 31, 2002. Also reported are the values for "in-the-money" options that represent the positive difference between the exercise price of any such options and the closing sale price of the Common Stock at December 31, 2002.

                FISCAL YEAR END OPTION/SAR VALUES

                         Number of Securities Underlying       Value of Unexercised
                             Unexercised Options/SARS         In-the-Money Option/SARS
                              at Fiscal Year End(#)(1)        at Fiscal Year End($)(2)
                         -------------------------------    ---------------------------
Name                       Exercisable   Unexercisable      Exercisable   Unexercisable
----                       -----------   -------------      -----------   -------------
Richard A. Elko              108,112        45,000            $841,109       $57,150
Kevin R. Pyle                 11,389        30,200            $ 74,427       $69,048
Joni S. Naugle                13,833        30,000            $ 48,128       $62,940
James G. Blume                 5,250        26,000            $ 34,688       $74,300

(1) The 101,765 and 4,500 options granted to Messrs. Elko and Pyle, respectively, on June 7, 1996, have an exercise price of $7.184 and become exercisable at an annual rate of 20% beginning June 7, 1997. The 5,500 options granted to
     Mr. Pyle on June 7, 1999, have an exercise price of $9.53 and become exercisable at an annual rate of 20% beginning June 7, 2000. The 10,000 options granted to Ms. Naugle on December 1, 1998 have an exercise price of $12.00 and become exercisable at an annual rate of 20% beginning December 1, 1999. The 1,250 options granted to Mr. Blume on January 9, 1998, have an exercise price of $13.70 and become exercisable at an annual rate of 20% beginning January 9, 1999. The 5,000, 5,000 and 10,000 options granted to Mr. Pyle, Ms. Naugle and Mr. Blume, respectively, on February 22, 2001, have an exercise price of $7.22 and become exercisable at an annual rate of 20% beginning February 22, 2002. The 45,000, 25,000, 25,000 and 20,000 options granted to Messrs. Elko and Pyle and Ms. Naugle and Mr. Blume, respectively, on May 15, 2002, have an exercise price of $14.10 and become exercisable at an annual rate of 20% beginning May 15, 2003. The 6,347, 1,589 and 3,833 options granted to Messrs. Elko and Pyle and Ms. Naugle, respectively, on May 15, 2002, have an exercise price of $14.10 and were immediately vested on May 15, 2002, the date of the grant.

(2) Based on market value of the Common Stock at year end, minus the exercise price. The market price on December 31, 2002, was $15.37.

Supplemental Retirement Plan. The Company maintains a nonqualified Supplemental Retirement Plan ("SRP") for the benefit of certain executive officers and directors. The SRP has been adopted by the Company to provide supplemental retirement benefits to selected executives and directors of the Company. The participants under the SRP are Messrs. Bentley, Elko, Elliott and Thren. Benefits under the SRP for Mr. Elko vest on a five-year schedule, while benefits for all other participants vest on a seven-year schedule subject to acceleration upon a change in control. The SRP provides a defined benefit payable to Mr. Elko in twenty (20) annual installments, and in fifteen (15) annual installments for all other Participants, of an amount that is determined at the discretion of the Board. The SRP provides for an early start to payment of the installments in the event of disability, death prior to retirement or a change in control. The SRP is unfunded; however, the Company has entered into certain life insurance contracts, the proceeds of which could be used to fund the SRP in the future.

Transactions with Certain Related Persons

The Company's current policy provides that all loans made by the Company to its directors and officers are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.


                           MATTER NO. 2
       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company's independent auditor for the year ended
December 31, 2002, was KPMG LLP.  The Audit Committee of the
Company's Board of Directors has appointed KPMG LLP as independent auditor for the Company for the year ending
December 31, 2003, subject to ratification of such appointment by the shareholders.

Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT
AUDITOR OF THE COMPANY.

Audit Committee Report and Related Matters

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of Company's Board of Directors submits the following report:

Audit Committee Report to Shareholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of directors Bentley, Elliott, Kunkel and Thren, each of whom is independent. The Audit Committee operates under a written charter approved by the Board of Directors. Revisions to the charter were adopted in December 2002 to strengthen the role of the Committee and assure compliance with the Sarbanes-Oxley Act of 2002. A copy of the charter is attached to this proxy statement as Exhibit A.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2002, financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the SEC.

                                   THE AUDIT COMMITTEE

                                   Russell J. Kunkel, Chairman
                                   James A. Bentley, Jr.
                                   James B. Elliott
                                   Larry V. Thren


Consideration of Non-audit Services Provided by the Independent
Accountant

The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence.

Audit Fees

Audit fees paid by the Company to KPMG LLP during the 2002 year for the audit of the Company's annual financial statements and the SAS No. 71 reviews of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $160,847.

Financial Information Systems Design and Implementation Fees

The Company did not engage KPMG LLP to provide advice regarding financial information systems design and implementation during the year ended December 31, 2002.

All Other Fees

Fees billed by KPMG LLP during the Company's 2002 year for all other non-audit services rendered to the Company, including tax-related services, totaled $45,475.

                       ADDITIONAL INFORMATION

Shareholder Proposals

To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 20, 2003. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

The bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than twenty-one (21) days notice of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the seventh day following the date on which the Company's notice to shareholders of the annual meeting date was mailed. Nominations for directors by shareholders must be received by the Secretary of the Company no later than the close of business on the 90th day preceding the date of the annual meeting. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.


Corporate Governance Documents

A copy of Patriot's Code of Conduct and Ethics, Patriot's Corporate Governance Guidelines, Patriot's Code of Ethics for Senior Financial Officers and the charters of Patriot's Audit Committee, Nominating Committee, Corporate Governance and Ethics Committee and Personnel Compensation/Benefits Committee are available on Patriot's website at www.patriotbank.com and any shareholder may obtain a printed copy of these documents by writing to Ms. Diane M. Davidheiser, Secretary, Patriot Bank Corp., High and Hanover Streets, Pottstown, PA 19646.

Waivers of Provisions of Codes of Conduct

There were no waivers of the provisions of Patriot's Code of Conduct and Ethics or Patriot's Code of Ethics for Senior Financial Officers for any Patriot director, senior financial officer or any other executive officer in 2002 or through the date of this proxy statement during 2003.

Complaints and Concerns

Shareholders and other interested parties who desire to communicate directly with Patriot's independent, non-management directors should submit such communication in writing addressed to the Audit Committee Chairman, Patriot Bank Corp., High and
Hanover Streets, Pottstown, PA 19646.

Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with Patriot's Audit Committee in writing addressed to the Audit Committee Chairman, Patriot Bank Corp., High and Hanover Streets, Pottstown, PA 19646.


Other Matters

The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment. Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                              By Order of the Board of Directors


                              /s/ Diane M. Davidheiser
                              --------------------------------
                              Diane M. Davidheiser
                              Secretary

Pottstown, Pennsylvania
March 20, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED
TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.



/X/   PLEASE MARK VOTES            REVOCABLE PROXY
AS IN THIS EXAMPLE                 PATRIOT BANK CORP.

                  ANNUAL MEETING OF SHAREHOLDERS
                         April 24, 2003

The undersigned hereby appoints the official proxy committee of the Board of Directors of Patriot Bank Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company (the "Common Stock") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 24, 2003 at 3:30 p.m. Eastern Standard Time, at Brookside, Prospect and Adams Streets, Pottstown, Pennsylvania, and at any and all adjournments thereof, as follows:

1. The election as director of the nominee listed (except as marked to the contrary below):

     Russell J. Kunkel
                                        FOR         WITHHOLD
                                       /   /          /   /


2. The ratification of the appointment of KPMG LLP as independent auditors of Patriot Bank Corp. for the year ending December 31, 2003.
                              FOR        AGAINST      ABSTAIN
                             /   /        /   /       /   /

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF
THE LISTED PROPOSALS.




Please be sure to sign and date                         Date
this Proxy below.

Shareholder sign above ------ Co-holder (if any) sign above

Detach above card, sign, date, and mail in postage paid envelope provided.

            THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF THE COMPANY

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 20, 2003 and of the Annual Report to Shareholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
              IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



EXHIBIT A

                        PATRIOT BANK CORP.
                AUDIT COMMITTEE CHARTER AND POLICY
                      AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors (the
"Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     -  Monitor the integrity of the Patriot Bank Corp.'s (the
        "Company") financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.

     - Monitor the independence and performance of the Company's independent auditors and individuals or entities performing the internal audit function
        ("internal auditors").

     - Provide an avenue of communication among the independent auditors, management, the internal auditors and the Board.

To effectively perform his or her role, each Audit Committee member will obtain an understanding of the detailed responsibilities of Audit Committee membership.

                  AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Nasdaq listing standards, and the Securities and Exchange Commission (the "SEC"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement at the time of their appointment to the Audit Committee. Except under extraordinary and limited circumstances, at least one member of the Audit Committee shall be a financial expert. One of the members shall be designated Chairman.

The Audit Committee shall meet quarterly, or more frequently, as circumstances dictate.

The Audit Committee believes that the above mission statement sets forth its primary roles and responsibilities. In that context, the following is meant to serve as a guide in achieving that mission.

                   ROLES AND RESPONSIBILITIES

Audit Committee Authority and Responsibilities

     - Responsibilities Relating to Retention of Public Accounting Firms - The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Audit Committee.

     - Pre-approval of Services - All auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services, provided to the Company by the Company's auditors that are not prohibited by law shall be pre-approved by the Audit Committee pursuant to such processes as are determined to be advisable. Pre-approved services shall include blanket pre-approval of tax compliance and general tax consulting services for limited dollar amounts that the Audit Committee, in its business judgment, does not believe possess the potential for abuse or conflict.

     - Complaints - The Audit Committee shall establish procedures to facilitate:

          (i) the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls or auditing matters; and

          (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     - Related Party Transactions - The Audit Committee, or a comparable body of the Board, must review and approve all related-party transactions.

     - Funding - The Audit Committee shall have the authority to engage and determine funding for independent legal counsel, accountants, and other advisors if the Audit Committee deems it necessary to carry out its duties.

Review Procedures

     - Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. Discuss with the independent auditor its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

     - In consultation with management, independent auditors and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps taken to monitor, control, and report such exposures.

     - Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

Independent Auditors

     - The independent auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the auditors and solely determine the appointment of the independent auditors or approve the discharge of the independent auditors.

     - Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

     - Obtain from the independent auditors their annual letter to the Audit Committee in satisfaction of SAS 60 and 61 regarding Reportable Conditions and Report to the Audit
        Committee.

     - Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

Internal Auditors

     - Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

     - Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function in evaluating their performance.

     - Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

     - The Audit Committee shall contract or hire for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract, the terms of which comply with the "Interagency Policy Statement on Internal Audit and Internal Audit Outsourcing."

     - Provide an internal controls report to be included in each annual report. The report shall state management's responsibility for establishing and maintaining internal controls and financial reporting procedures and contain an assessment by management of the effectiveness of the internal control structure and procedures for financial reporting.

Compliance with Laws and Regulations

     - Periodically obtain updates from management and the Compliance Officer regarding compliance with laws and regulations.

     - Review the finding of any examination by regulatory agencies such as the Federal Reserve, the Federal
        Deposit Insurance Corporation ("FDIC"), the Department of Banking or other bank regulatory authority.

     - Be familiar with management's response to regulatory examinations.

Other Audit Committee Responsibilities

     - Review and update the Audit Charter annually and submit the Charter to the Board for approval. Ensure that the Charter is included in the Corporation's Form 10-K once every three years.

     - Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

     - Perform other oversight functions as requested by the full Board.

     - Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

Financial Statement and Disclosure Matters

     - Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operation, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     - Review and discuss with management and the independent auditor the Company's quarterly financial statements, including the disclosures made in management's discussion and analysis of financial condition and results of operations prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

     - Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company's internal controls, (iii) the development, selection and disclosure of critical accounting estimates, (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

     - Discuss with management and the independent auditor that all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses have been disclosed in the annual and quarterly financial reports.

     - Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     - Discuss with management, the internal auditors and the Compliance Officer the effect of regulatory initiatives on the Company's financial statements.

     - Discuss with management and the independent auditor that all pro forma financial information to be included in any SEC filing, public disclosure, or press release comply with the anti-fraud rules and is reconciled with the financial statements prepared in accordance with GAAP.

Oversight of the Company's Relationship with the Independent
Auditor

     - Review the experience and qualifications of the senior members of the independent auditor team.

     - Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

     - Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     - Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

Oversight of the Company's Internal Audit Function

     - Review the experience and qualifications of the senior members of the internal auditors.

     - Review the significant reports to management prepared by the internal auditor and management's responses.

     - Discuss with the independent auditor the internal audit function, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight

     - Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under Section 10A of the Securities
        Exchange Act of 1934.

     - Obtain reports from management, internal auditors and the Compliance Officer relating to the Company's conformity with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions.

     - Review with management, internal auditors and the Compliance Officer compliance with laws and regulations.
        Advise the Board with respect to the Company's compliance with applicable laws and regulations.

     - Review with the counsel, pending material litigation and compliance matters.

     - The Audit Committee will address and take action, as it deems necessary or appropriate, with respect to any issues regarding the provisions of paragraphs 2 and 3 of the Company's Code of Ethics for Senior Financial Officers to the extent the issue relates to accounting and disclosure and regulations of the SEC, Nasdaq, the Federal Reserve, the FDIC, the Department of Banking or other bank regulatory authority, and paragraph 4 of such Code to the extent such misrepresentation or omission relates to financial statements or related financial information.

     - The Audit Committee will address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

Miscellaneous Powers and Responsibilities

     - The Audit Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - The Audit Committee shall approve, in advance, the provision by the auditor of all permissible non-audit services.

     - The Audit Committee shall have the responsibility to submit the minutes of all meetings of the Committee to the Board.

     - The Audit Committee shall require that a going concern qualification in an audit opinion be disclosed through the issuance of a press release.

     - The Audit Committee shall have the responsibility of reviewing and assessing the adequacy of this Charter at least annually.

     - The Audit Committee shall have the responsibility to prepare the report required to be included in the Company's annual proxy statement by the rules of the SEC.

     - The Audit Committee shall have the power to access the Company's counsel without the approval of management, as it determines necessary to carry out its duties.

     - The Audit Committee shall have the responsibility of discussing with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and review management's replies to such correspondence, complaints, or reports.

     - The Audit Committee shall have the responsibility to discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Meetings

     - The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to Audit Committee members when appropriate, including specifically the pre-approval of non-audit services and the review of earnings releases, and earnings guidance.

     - The Audit Committee must regularly convene executive sessions.

     - Minutes of each meeting will be compiled by the Company Corporate Secretary who shall act as Secretary to the Audit Committee, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company or any other person designated by the Audit Committee.